                               AMENDMENT NO. 2 TO
                            AMENDED AND RESTATED LOAN
                        PURCHASE AND SERVICING AGREEMENT


      THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN PURCHASE AND SERVICING AGREEMENT, dated as of May 15, 2000 (this "Amendment"), is entered into by and among FNBNE FUNDING CORP., as the Seller, FIRST INTERNATIONAL BANK (f/k/a First National Bank of New England), certain INVESTORS, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC"), as a Purchaser, FIRST UNION SECURITIES, INC. (successor-in-interest to First Union Capital Markets Corp.), as the Deal Agent, FIRST UNION NATIONAL BANK, as the Liquidity Agent, and HSBC BANK USA, as the Collateral Custodian and Backup Servicer. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

      WHEREAS, the parties hereto entered into that certain Amended and Restated Loan Purchase and Servicing Agreement, dated as of September 24, 1999, as amended by Amendment No. 1, dated as of November 23, 1999 (the "Agreement");

      WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

      NOW, THEREFORE, in consideration of the premises and other mutual covenants contained herein, the parties hereto agree as follows:

      SECTION 1.  AMENDMENTS.

      (a) The definition of "Aggregate Outstanding Loan Balance" set forth in
Section 1.1 of the Agreement is hereby amended and restated as follows:

            "Aggregate Outstanding Loan Balance: As of any date of determination, the sum of the Outstanding Loan Balances of all Eligible Loans included as part of the Asset Pool on such date; provided, however, that for purposes of determining the Capital Limit, the Aggregate Outstanding Loan Balance shall not include the Outstanding Loan Balances of Defaulted Loans and Charged-Off Loans."

      (b) The definition of "AIG 2 Loans" set forth in Section 1.1 of the Agreement is hereby amended and restated as follows:

            "AIG 2 Loans: Loans to an Obligor that are Inventory Buyer Program Loans or Equipment Buyer Program Loans, a portion of the Outstanding Loan Balance of


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            which is insured by the AIG Policy 2; provided, however, that no AIG
            2 Loan shall have an Outstanding Loan Balance in excess of $500,000."

      (c) The definition of "AIG Loan" set forth in Section 1.1 of the Agreement is hereby amended and restated as follows:

            "AIG Loan: A Loan to an Obligor that is a short term import loan, with a term of 360 days or less and with interest and principal payable at maturity, a portion of the Outstanding Loan Balance of which is insured by the AIG Policy; provided, however, that no AIG Loan shall have an Outstanding Loan Balance in excess of $500,000.

      (d) The following definition of "Argentinian Loan" is hereby added to
Section 1.1 of the Agreement as follows:

            "Argentinian Loan: A Loan either (i) secured by collateral located in Argentina or (ii) to an Obligor whose principal place of business is located in Argentina."

      (e) The following definition of "Brazilian Loan" is hereby added to
Section 1.1 of the Agreement as follows:

            "Brazilian Loan: A Loan either (i) secured by collateral located in Brazil or (ii) to an Obligor whose principal place of business is located in Brazil."

      (f) Section 2.7(a)(J) of the Agreement is hereby amended and restated in its entirety as follows:

            "(J) TENTH, so long as (a) any AIG Loans or AIG 2 Loans in the Asset Pool are outstanding and (b) the Average Default Ratio has not been less than 4.0% for three (3) consecutive Collection Periods, to the Cash Collateral Account, to the extent that the balance in such account is less than the greater of (i) $2,000,000 or (ii) the lesser of (A) an amount sufficient to cover the deductible amount of the AIG Policy and/or AIG Policy 2 or (B) the sum of the Outstanding Loan Balance of all AIG Loans and AIG 2 Loans in the Asset Pool on such Payment Date;"

      (g) Section 5.2(t)(iv) of the Agreement is hereby amended and restated in its entirety as follows:

            "(iv) the greater of (x) $2,000,000 or (y) amounts sufficient to cover the deductible amount of the AIG Policy or AIG Policy 2 will be on deposit in the Cash Collateral Account; provided, however, that if the Average Default Ratio is less than 4.0% for three (3) consecutive Collection Periods, the amount in clause (x) shall be
            (a) $0 if no AIG Loans or AIG 2 Loans in the Asset Pool are outstanding or (b) an amount sufficient to cover the deductible amount of the AIG Policy and/or AIG Policy 2 if any AIG Loans or AIG 2 Loans in the Asset Pool are outstanding."


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      (h) Section 6.4(g) of the Agreement is hereby amended and restated in its entirety as follows:

            "(g) Establishment and Maintenance of the Cash Collateral Account. For so long as any AIG Loans or AIG 2 Loans in the Asset Pool are outstanding and the Average Default Ratio has not been less than 4.0% for three (3) consecutive Collection Periods, the Servicer shall cause to be established and maintained in the name of the Deal Agent, with a "Qualified Institution" (as defined in subsection (f) above) the Cash Collateral Account (the "Cash Collateral Account") with a minimum of $2,000,000 to be held in such account."

      (i) Section 7.1(n) of the Agreement is hereby amended and restated in its entirety as follows:

            "(n) (i) as of the Determination Dates occurring on April 30, 2000 and May 31, 2000, the Average Default Ratio is greater than 9.25%,
            (ii) as of the Determination Date on June 30, 2000, the Average Default Ratio is greater than 8.0%, (iii) as of the Determination Date occurring on July 31, 2000, the Average Default Ratio is greater than 5.0% or (iv) as of any Determination Date occurring after July 31, 2000, the Average Default Ratio is greater than 4.0%; or"

      (j) Section 7.1 of the Agreement is hereby amended by adding the following new subsection (v):

            "(v) for the Determination Date on June 30, 2000, the Default Ratio is greater than 3.5%."

      (k) Schedule II of the Agreement is hereby amended by adding the following:

            "AIG Loans and AIG 2 Loans. The sum of the Outstanding Loan Balance of all AIG Loans and AIG 2 Loans is no more than 42.5% of the outstanding Capital through the June, 2000 Collection Period and no more than 35% of the outstanding Capital for Collection Periods thereafter.

            "Argentinian Loans and Brazilian Loans: After May 15, 2000, no Argentinian Loans or Brazilian Loans may be added to the Asset Pool.

      SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.


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      SECTION 3. REPRESENTATIONS. Each of the Seller and Servicer represent and warrant as of the date of this Amendment as follows:

            (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

            (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene
      (A) its charter, by-laws, or other organizational documents, or (B) any Requirements of Law applicable to it;

            (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

            (iv) this Amendment has been duly executed and delivered by it;

            (v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

            (vi)  it is not in default under the Agreement; and

            (vii) there is no Early Amortization Event, Servicer Termination Event or event that, with the giving of notice or the lapse of time, or both, would become an Early Amortization Event or Servicer Termination Event.

            (viii) the Seller certifies by execution hereof that this Amendment will not jeopardize its status as a qualifying special purpose entity under FASB 125 Statement, as amended and interpreted.

      SECTION 4. CONDITION PRECEDENT. The effectiveness of this Amendment is subject to the delivery to the Deal Agent of a copy of the Amendment, duly executed by each of the parties hereto.

      SECTION 5. MISCELLANEOUS.

      (a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

      (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

      (d) First Union certifies by execution hereof that it is an Investor with Commitments in excess of 66-2/3% of the Purchase Limit, and therefore is a Required Investor pursuant to the Agreement.

      (e) The Seller certifies by execution hereof that this Amendment will not jeopardize its status as a qualifying special purpose entity under FASB 125 Statement, as amended and interpreted.

      (f) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

      (g) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

      (h) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

      (i) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.




                  [Remainder of Page Intentionally Left Blank]


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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



THE SELLER:                            FNBNE FUNDING CORP.



                                       By:    /s/Ted Horan
                                              ---------------------------------
                                       Name:  Ted Horan
                                              ---------------------------------
                                       Title: Vice President
                                              ---------------------------------


THE SERVICER:                          FIRST INTERNATIONAL BANK
                                       (f/k/a First National Bank of England)



                                       By:    /s/Ted Horan
                                              ---------------------------------
                                       Name:  Ted Horan
                                              ---------------------------------
                                       Title: Senior Vice President
                                              ---------------------------------


THE REQUIRED INVESTORS:                FIRST UNION NATIONAL BANK



                                       By:    /s/David M. Roberts
                                              ---------------------------------
                                       Name:  David M. Roberts
                                              ---------------------------------
                                       Title: Senior Vice President
                                              ---------------------------------


                                       Commitment:  $95,000,000

                                       First Union National Bank
                                       One First Union Center, TW-9
                                       Charlotte, North Carolina  28288
                                       Attention:  Capital Markets Credit
                                       Administration
                                       Facsimile:  (704) 374-3254
                                       Telephone:  (704) 374-4001

VFCC:                                  VARIABLE FUNDING CAPITAL CORPORATION

                                       By First Union Securities, Inc.
                                       (successor-in-interest to First Union
                                       Capital Markets Corp.)


                                       By:    /s/Paul S. Zajac
                                              ---------------------------------
                                       Name:  Paul S. Zajac
                                              ---------------------------------
                                       Title: Vice President
                                              ---------------------------------

                                       First Union Securities, Inc.
                                       One First Union Center, TW-9
                                       Charlotte, North Carolina  28288
                                       Attention:  Conduit Administration
                                       Facsimile:  (704) 383-6036
                                       Telephone:  (704) 383-9343

With a copy to:                        Lord Securities Corp.
                                       2 Wall Street, 19th Floor
                                       New York, New York 10005
                                       Attention: Vice President
                                       Facsimile:  (212) 346-9012
                                       Confirmation No.: (212) 346-9008

THE DEAL AGENT:                        FIRST UNION SECURITIES, INC.
                                       (successor-in-interest First Union
                                       Capital Markets Corp.)


                                       By:    /s/James L. Sigman
                                              ---------------------------------
                                       Name:  James L. Sigman
                                              ---------------------------------
                                       Title: Director
                                              ---------------------------------

                                       First Union Securities, Inc.
                                       One First Union Center, TW-9
                                       Charlotte, North Carolina  28288
                                       Attention:  Conduit Administration
                                       Facsimile:  (704) 383-6036
                                       Telephone:  (704) 383-9343

THE HEDGE COUNTERPARTY:                FIRST UNION NATIONAL BANK



                                       By:    /s/David M. Roberts
                                              ---------------------------------
                                       Name:  David M. Roberts
                                              ---------------------------------
                                       Title: Senior Vice President
                                              ---------------------------------

                                       First Union National Bank
                                       One First Union Center, TW-9
                                       Charlotte, North Carolina  28288
                                       Attention:  Capital Markets Credit
                                       Administration
                                       Facsimile:  (704) 374-3254
                                       Telephone:  (704) 374-4001


THE LIQUIDITY AGENT:                   FIRST UNION NATIONAL BANK



                                       By:    /s/David M. Roberts
                                              ---------------------------------
                                       Name:  David M. Roberts
                                              ---------------------------------
                                       Title: Senior Vice President
                                              ---------------------------------

                                       First Union National Bank
                                       One First Union Center, TW-9
                                       Charlotte, North Carolina  28288
                                       Attention:  Capital Markets Credit
                                       Administration
                                       Facsimile:  (704) 374-3254
                                       Telephone:  (704) 374-4001

THE COLLATERAL CUSTODIAN:              HSBC BANK USA


                                       By:    /s/Susan Barstock
                                              ---------------------------------
                                       Name:  Susan Barstock
                                              ---------------------------------
                                       Title: Assistant Vice President
                                              ---------------------------------

                                       HSBC Bank USA
                                       140 Broadway
                                       Corporate Trust Department, 12th Floor
                                       New York, New York  10005
                                       Attention:  Susan Barstock
                                       Facsimile:  (212) 658-6425

THE BACKUP SERVICER:                   HSBC BANK USA


                                       By:    /s/Susan Barstock
                                              ---------------------------------
                                       Name:  Susan Barstock
                                              ---------------------------------
                                       Title: Assistant Vice President
                                              ---------------------------------

                                       HSBC Bank USA
                                       140 Broadway
                                       Corporate Trust Department, 12th Floor
                                       New York, New York  10005
                                       Attention:  Susan Barstock
                                       Facsimile:  (212) 658-6425